NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

Jan H. Egberts, M.D.

President and Chief Executive Officer

February 13, 2007 – Corporate Presentation

NovaDel Pharma Inc – All materials subject to Safe Harbor

Safe Harbor Statement

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in an industry where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control.

Important factors that the Company believes might cause such volatility are discussed in the risk factors detailed in the Company’s most recent Form 10-K, dated July 31, 2006, and the
Company’s most recent Form 10-Q, dated October 31, 2006, as filed with the Securities and
Exchange Commission; copies of these Forms 10-K and 10-Q are available from the Company upon request and at the Company’s web site, www.novadel.com.

In assessing the forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in these Forms 10-K and 10-Q filed with the
Securities and Exchange Commission.

NitroMist™ is a pending trademark of Par Pharmaceuticals.  Zensana™ is a pending trademark of Hana Biosciences.  Zofran® , Requip ® and Imitrex® are registered trademarks of
GlaxoSmithKline.  Ambien® is registered trademarks of Sanofi-Aventis.  Zanaflex ® is a registered trademark of Acorda Therapeutics Inc.  Duragesic® is marketed by Janssen
Pharmaceutical Products L.P.  Actiq® is a registered trademark of Cephalon.  Adderall® is a registered trademark of Shire.  Zomig Rapimelt® is a registered trademark of
AstraZeneca Pharmaceuticals.  Remeron SolTab® is a registered trademark of Organon.

NovaDel Pharma Inc. – All material subject to Safe Harbor

Our Proprietary Oral Spray Platform

Identify pharmaceuticals where oral spray can
provide improved therapeutic benefits

Reformulate using NovaDel’s proprietary
oral spray formulation technology

1.

2.

Administer drug via oral spray
for potential greater ease of
administration and faster onset

3.

NovaDel Pharma Inc – All material subject to Safe Harbor

NovaDel at a Glance

Specialty pharma company developing a portfolio of drugs
by applying our proprietary oral spray formulation

Proven technology

505(b)(2) pathway is cost and time efficient

No need to re-do safety and efficacy studies

Well balanced portfolio with major value triggers

Received our first FDA approval in November 2006

One candidate under late stage FDA review

Two NDA submissions projected during 2007

At least two additional compounds into clinic in 2007

NovaDel Pharma Inc – All materials subject to Safe Harbor

Our Technology Enhances the Performance
of Existing Drugs…

Faster onset of action through rapid
absorption in blood

Quick relief of migraine headache,
onset of sleep etc.

Avoid need to swallow medications

Nausea & vomiting

Neurological disorders such as
Parkinson’s, ALS, MS, seizure
disorders

Pediatric and Geriatric drugs

Avoid first pass liver metabolism

Potentially lower dose and fewer
side effects

NovaDel Pharma Inc – All materials subject to Safe Harbor

… With an Attractive Business Model …

505(b)(2) approval pathway mitigates financial risk

Requires small clinical studies (< 125 patients)

Low cost to approval (< $5MM)

< 3 years from concept to NDA submission

Reduced scientific risk

FDA Approval validates technology and regulatory strategy

Eliminate most clinical risk during small PK study

Use known and well-documented compounds

Allows us to addresses large and well-established markets

Scalable technology

NovaDel Pharma Inc – All materials subject to Safe Harbor

…. and Strong Intellectual Property

Over 140 patents

61 Patents issued

80+ pending

Patents cover

Technology

Specific compounds

Multiple therapeutic categories

Significant technological “know how” further strengthens
our protection

NovaDel Pharma Inc – All materials subject to Safe Harbor

We Have a Well Balanced Portfolio

Zensana™
(Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Pivotal PK          FDA Review               Market

Zensana™ is partnered with Hana Biosciences and NitroMist™ is partnered with Par Pharmaceuticals

2007

2007

2008

2009

2009

2009

Nausea and Vomiting

Angina Pectoris

Sleeping Medication

Migraine

Spasticity

Parkinson’s

NovaDel Pharma Inc – All materials subject to Safe Harbor

Zensana™ Oral Spray Profile

Compound

Ondansetron oral spray

Indication

Chemo- and radiotherapy induced nausea and vomiting

Experienced by 40–50% of pre-treated patients

Post Surgical

Pediatric surgery

IP Status

Zofran® patent expired December 2006

NVD patent protection through at least 2017

NDA Filing

Filed on June 30, 2006

PDUFA Date April 30th, 2007

Ondansetron is the active ingredient in Zofran®.

NovaDel Pharma Inc – All materials subject to Safe Harbor

Zensana™ Case Study

Oral sprays are an intuitive choice to avoid tablets or IV
injections for CINV, RINV and PONV

Due to 505(b)(2) regulatory pathway Zensana™ had a short
and efficient development cycle

Only 3 years from inception to NDA

Simple, straight-forward trial design;

Bioequivalence to Zofran® in 117 subjects

Development costs were a fraction of an NCE’s

NovaDel Pharma Inc – All materials subject to Safe Harbor

Research Confirms the Market’s Receptivity to
Zensana™

Pharmacy Benefits Managers
stated that due to the benefits of
Zensana they could support a
price at about the level of the
current branded product, even
after launch of generics

Pricing

Source: Winokur Consulting Group (WCG) survey of 162 hematologists-oncologists in academia and community practices
(surveyed n = 800, responded n = 162 or 20.3%, 95% confidence interval)

90% of oncologists stated that
ondansetron spray would be
more convenient than current
tablets

Convenience

NovaDel Pharma Inc. – All materials subject to Safe Harbor

The Deal Terms For Zensana™ are Compelling

Key deal terms with Hana Biosciences

Royalty range from 25% to 15% of net sales

Milestones of up to $10MM through NDA approval

Hana responsible for clinical development, sales and marketing

NovaDel retained all ex-North America rights

Based on Hana Biosciences analyst reports,* revenue to
NovaDel would grow:

$1MM - $4MM in royalties plus large milestones in 2007

$12MM - $40MM+ in royalties by 2010

*   NovaDel cannot predict Hana’s revenues or NovaDel’s royalties resulting therefrom.  The figures provided herein are cited solely as an illustration of potential royalties to NovaDel for given levels of Hana’s revenues. Based on the most recent analyst reports.

NovaDel Pharma Inc. – All materials subject to Safe Harbor

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

    NitroMist™

(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2007

NovaDel Pharma Inc – All materials subject to Safe Harbor

NitroMist™
Oral Spray Profile

Nitroglycerine Oral Spray

Received FDA approval on November 2, 2006

Approval Validates Our Regulatory
Strategy and Technology

Approval provides “Proof of Concept”

NovaDel Oral Spray technology

505(b)(2) regulatory pathway

Approval based on sample of only 42 subjects

NovaDel Pharma Inc – All materials subject to Safe Harbor

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™

(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2008

NovaDel Pharma Inc – All materials subject to Safe Harbor

Zolpidem
Oral Spray Profile

Compound

Zolpidem tartrate oral spray

Market

$3B+ category

IP Status

Ambien®  patent expired Oct. 2006

NVD patent protected through at least 2017

Status

Confirmatory PK study completed

Definitive PK studies started in January 2007

NDA Filing

Targeted for June 2007

Middle of the night dosing planned for 2008

Zolpidem tartrate is the active ingredient in Ambien®.

NovaDel Pharma Inc – All materials subject to Safe Harbor

There Are Different Subgroups of Insomnia

Source: National Sleep Foundation, Sleep in America Poll

0%

10%

20%

30%

40%

50%

60%

Difficulty
Falling Asleep

Awake Frequently
During the Night

Wake up too Early

and Cannot get

Back to Sleep

Any Symptom of

Insomnia

70%

45
40
35
30
25
20
15
10
5
0
Time (Min)
10 mg Tab
10 mg Spray

NovaDel Pharma Inc – All materials subject to Safe Harbor

PK Study Showed a 60% Reduction in
Time to Therapeutic Concentration

* Dr. T.Roth – Detroit Sleep Center

N = 10 healthy human subjects

~60%

reduction or

20+ Minutes

Difference between 10 mg Spray and Ambien® is statistically significant (p=0.03)

Mean time to therapeutic concentration level >=20 ng/mL*

70%
78%
15%
13%
15%
8%
0%
15%
30%
45%
60%
75%
90%

NovaDel Pharma Inc – All materials subject to Safe Harbor

The Majority of Physicians Felt that Zolpidem Oral
Spray is a Superior Option

Likelihood that physicians would prescribe

zolpidem oral spray by patient category

Likely to

prescribe

Neither

Unlikely to

Prescribe

Difficulty Falling Asleep

Awakens During the Night

Source: Winokur Consulting Group (WCG) survey of 155 Primary Care Physicians, 95% confidence interval.

NovaDel Pharma Inc – All materials subject to Safe Harbor

Planned Clinical Studies for Zolpidem Oral Spray

Initial 505(b)(2) NDA Submission

Definitive PK study

4-arm study (5 and 10 mg doses of spray and Ambien® tablet)

Crossover in healthy volunteers

Geriatric PK study

2-arm (5 mg doses of spray and Ambien® tablet)

Crossover in healthy volunteers

Studies started in January 2007

Follow on NDA for “Middle of the Night” dosing

Placebo controlled sleep lab study

n = 175 - 200

NovaDel Pharma Inc – All materials subject to Safe Harbor

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2009

NovaDel Pharma Inc – All materials subject to Safe Harbor

Sumatriptan
Oral Spray Profile

Compound

Sumatriptan oral spray

Indication

Migraine

$2B category

IP Status

Imitrex® patent expires February, 2009

NovaDel protection through at least 2017

Status

Human pilot PK study completed

Pilot efficacy study in migraine sufferers ongoing

NDA Filing

Targeted for second-half 2007

Sumatriptan is the active ingredient in Imitrex®.

NovaDel Pharma Inc. – All material subject to Safe Harbor

Potential Benefits of Sumatriptan Oral Spray

Fast and complete relief of migraine attacks

Efficacy and onset of action for sumatriptan are directly related to the rate of drug absorption and not to circulating drug
concentrations

Oral spray provides attractive route of administration

Nasal spray and injections have low patient acceptance

Spray avoids the need to swallow tablets while experiencing
nausea and vomiting

Percentage of Subjects Reaching Level >4ng/ml*
Percent (%)
100
80
60
40
20
0
3 Min
6 Min
9 Min
12 Min

NovaDel Pharma Inc – All materials subject to Safe Harbor

The percentages for 20 mg LS are statistically significantly greater than those for the 50 mg tablet at 6 and 9 minutes post-dosing.

* 5 mg Imitrex® nasal spray produces mean CMax of 4.7 ng/ml

Sumatriptan Oral Spray Reaches Proxy for
Therapeutic Effect Faster Than Tablets

20 mg Spray

30 mg Spray

50 mg Tab

At 6 minutes, 100% of patients
in 20 mg oral spray dose group
achieve therapeutic level

At 12 minutes,
only 56% of
patients in 50 mg
tablet group achieve
therapeutic level

NovaDel Pharma Inc – All materials subject to Safe Harbor

Planned Clinical Studies for
Sumatriptan Oral Spray

Clinical Studies

Pilot Efficacy study in migraine sufferers

Study release Q2, 2007

Only one Definitive PK study required:

Tentatively: 5-arm (6 mg SC Imitrex®, 50 mg Imitrex® tablet, 5 mg nasal spray, 20 mg and 30 mg doses of the oral spray)

Crossover

Start in Q3, 2007

FDA 505(b)(2) Pathway

NDA submission targeted for second-half 2007

NovaDel Pharma Inc – All materials subject to Safe Harbor

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2009

NovaDel Pharma Inc – All materials subject to Safe Harbor

Tizanidine
Oral Spray Profile

Compound

Tizanidine oral spray

Indication

Spasticity associated with multiple sclerosis, stroke, cerebral palsy, spinal injury, ALS

People suffering spasticity often have trouble swallowing

4MM scripts annually

IP Status

Patent filed

Status

Human pilot PK study ongoing

NDA Filing

Targeted for 2008

Tizanidine is the active ingredient in Zanaflex®.

NovaDel Pharma Inc – All materials subject to Safe Harbor

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK         Pivotal PK              Market

2009

NovaDel Pharma Inc – All material subject to Safe Harbor

Ropinirole
Oral Spray Profile

Compound

Ropinirole oral spray

Indication

Treatment of symptoms of Parkinson’s

Tremors, shaking, slowness of movement, rigidity, dysphagia

Elderly population more likely to have difficulty swallowing pills

1.5MM sufferers of Parkinson’s disease

IP Status

Requip® exclusivity for PD expires May 2008

Status

Pilot PK study in first-half 2007

NDA Filing

Targeted for 2008

Ropinirole is the active ingredient in Requip®.

NovaDel Pharma Inc – All materials subject to Safe Harbor

NovaDel Financials (as of 10/31/2006)

Cash: $8.6 MM  10/31/06

Completed financing in December 2006,

Net proceeds of approximately $13 million

Anticipate significant milestone payments over next 12
months

59.3 MM shares outstanding,

94.4 MM shares fully diluted

NovaDel Pharma Inc. – All materials subject to Safe Harbor

Drug Delivery is a Proven Strategy to
Drive Franchise Growth…

$360 MM

Orally Disintegrating
Tablets

Mirtazapine

Remeron SolTab®

$105 MM

Orally Disintegrating
Tablets

Zolmitriptan

Zomig Rapimelt®

$790 MM

Extended Release
Tablets

Dextro/
Amphetamine

Adderall®

$400 MM

Lozenge

Fentanyl

Actiq®

$2,100 MM

Patch

Fentanyl

Duragesic®

Peak Sales

Technology

Active

Brand

NovaDel Pharma Inc – All materials subject to Safe Harbor

2006 Has Been an Excellent Year….

FDA approval for NitroMisttm

Released strong clinical data for zolpidem and sumatriptan

Two new neuro compounds ready for the clinic

Closed two successful financings

Expended institutional participation

Strengthened cash position

Positive analyst recommendations

Increased trading volume by 10X

Strengthened management team

NovaDel Pharma Inc. – All material subject to Safe Harbor

….and we Will Maintain our Momentum
Through 2007

One NDA approval and two product launches

NitroMist™ - Approved November 2, 2006

Zensana™ - April 30th PDUFA Date

NDA submissions for two additional compounds

Zolpidem

Sumatriptan

Start clinical development for two additional compounds

Tizanidine

Ropinirole

Take additional compounds into development

Signing of licensing deals

NovaDel
Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

www.novadel.com

(908) 782-3431